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                                                           EXHIBIT 23.5


CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of FiberMark, Inc. on Form S-3 of our report dated February 29, 1996 (August 28, 1996 as to Note 13) on our audits of the financial statements of CPG Investors Inc. as of December 31, 1994 and 1995, and for the years then ended.


                                                 /s/ Coopers & Lybrand L.L.P.


Richmond, Virginia
November 17, 1997